Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class C and Class I
September 29, 2016
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to eliminate each fund’s fundamental “invests primarily” policy and to modify Fidelity Advisor® Biotechnology Fund's and Fidelity Advisor® Semiconductors Fund’s fundamental concentration policy. A meeting of the shareholders of the funds will be held during the first quarter of 2017, to vote on these proposals. If approved by shareholders, each fund will continue to have a policy that may be changed upon 60 days’ prior notice to shareholders of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities suggested by its name. In addition, if shareholders of Fidelity Advisor® Semiconductors Fund approve the fundamental “invests primarily” policy, the 80% policy for Fidelity Advisor® Semiconductors Fund will be modified to better reflect the fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment. Also, for each of Fidelity Advisor® Biotechnology Fund and Fidelity Advisor® Semiconductors Fund, the fundamental concentration policy will be modified to tie to certain specified industries. If approved, the changes will take effect on March 1, 2017 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

AFOC-16-06 1.480125.189	November 10, 2016